Warburg Pincus International Equity Fund
For the Period November 1, 1994 to October 31, 1995

     Common Shares

          Aggregate Total Return With Waivers:
                    ((9,745-10,000)/10,000) = -2.55%

          Aggregate Total Return Without Waivers:
                    ((9,745-10,000)/10,000) = -2.55%
          Annualized Total Return With Waivers:
              ((9,745/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = -2.55%
          Annualized Total Return Without Waivers:
              ((9,745/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = -2.55%

     Series 2 Shares

          Aggregate Total Return With Waivers:
                    ((9,696-10,000)/10,000) = -3.04%
          Aggregate Total Return Without Waivers:
                    ((9,696-10,000)/10,000) = -3.04%
          Annualized Total Return With Waivers:
              ((9,696/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = -3.04%
          Annualized Total Return Without Waivers:
              ((9,696/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = -3.04%



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* - The preceding expression is being raised to the power of 1/1

Warburg Pincus International Equity Fund
For the Period November 1, 1990 to October 31, 1995

     Common Shares

          Aggregate Total Return With Waivers:
                    ((18,173-10,000)/10,000) = 81.73%

          Aggregate Total Return Without Waivers:
                    ((18,135-10,000)/10,000) = 81.35%
          Annualized Total Return With Waivers:
                ((18,173/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = 12.68%
          Annualized Total Return Without Waivers:
                ((18,135/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = 12.64%

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* - The preceding expression is being raised to the power of 1/5.00274





     Warburg Pincus International Equity Fund
     For the Period May 2, 1989 to October 31, 1995

     Common Shares

          Aggregate Total Return With Waivers:
                    ((21,846-10,000)/10,000) = 118.46%
          Aggregate Total Return Without Waivers:
                    ((21,695-10,000)/10,000) = 116.95%
          Annualized Total Return With Waivers:
               ((21,846/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = 12.77%
          Annualized Total Return Without Waivers:
               ((21,695/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = 12.65%


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* - The preceding expression is being raised to the power of 1/6.50411

Warburg Pincus International Equity Fund
For the Period April 5, 1991 to October 31, 1995

     Series 2 Shares

          Aggregate Total Return With Waivers:
                    ((15,612-10,000)/10,000) = 56.12%
          Aggregate Total Return Without Waivers:
                    ((15,596-10,000)/10,000) = 55.96%
          Annualized Total Return With Waivers:
              ((15,612/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = 10.22%
          Annualized Total Return Without Waivers:
              ((15,596/10,000)[*GRAPHIC OMITTED-SEE FOOTNOTE]-1) = 10.19%


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* - This expression is being raised to the power of 1/4.57808